Provisions - Summary of Net Defined Benefit Liability and Components (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Disclosure of net defined benefit liability (asset) [abstract]
Beginning balance	$ (4,010)	$ (2,855)	$ (2,278)
Current service cost	(602)	(381)	(275)
Interest cost	(26)	(29)	(39)
Benefit paid		0	0
Actuarial gains and losses	231	(411)	(303)
Reclassification/CTA	334	(334)	40
Ending balance	$ (4,073)	$ (4,010)	$ (2,855)